UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 9, 2015

Gramercy Property Trust Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-32248	06-1722127

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

521 Fifth Avenue, 30th Floor New York, New York	10175
(Address of Principal Executive Offices)	(Zip Code)

(212) 297-1000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 9, 2015, Gramercy Property Trust Inc. (the “Company”) and its operating partnership, GPT Property Trust LP (the “Operating Partnership”), entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and RBC Capital Markets, LLC as representatives of the several underwriters named therein (collectively, the “Underwriters”), in connection with the underwritten public offering and sale of 8,500,000 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a price to the public of $27.75 per share. Pursuant to the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 1,275,000 shares of the Common Stock, which the Underwriters exercised in full on April 9, 2015. The closing of the offering is expected to occur on April 14, 2015, subject to the satisfaction of customary closing conditions.

The offering is being conducted pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-200606) under the Securities Act of 1933, as amended (the “Securities Act”), including the prospectus contained therein dated November 26, 2014 and a related prospectus supplement dated April 9, 2015, on file with the Securities and Exchange Commission.

The Underwriting Agreement contains customary representations, warranties and covenants by the Company and the Operating Partnership, as well as customary indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this report and is incorporated herein by reference thereto.

A copy of the opinion of Venable LLP, Maryland counsel to the Company, with respect to the legality of the shares of Common Stock to be issued and sold in the offering is filed as Exhibit 5.1 hereto. A copy of the opinion of Morgan, Lewis & Bockius LLP with respect to tax matters is filed as Exhibit 8.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 9, 2015, by and among Gramercy Property Trust Inc., GPT Property Trust LP, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and RBC Capital Markets, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP.

8.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 8.1).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2015	GRAMERCY PROPERTY TRUST INC.

	By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated April 9, 2015, by and among Gramercy Property Trust Inc., GPT Property Trust LP, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, and RBC Capital Markets, LLC, as representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP.

8.1	Opinion of Morgan, Lewis & Bockius LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 8.1).